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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-13203, 333-61705 and 333-92973 of Unify Corporation on Form S-8 of our report dated December 22, 2000; appearing in this Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 2000.

DELOITTE & TOUCHE LLP

Sacramento, California
December 22, 2000